                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


    Filed by the Registrant  /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Under Rule 14a-12


                                  Zengine, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

     (5) Total fee paid:

         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

         -----------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

         -----------------------------------------------------------------------

     (3) Filing party:

         -----------------------------------------------------------------------

     (4) Date filed:

         -----------------------------------------------------------------------

ZENGINE LOGO







                                                                January 26, 2001

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Zengine, Inc. (the "Company"). The meeting will be held at the Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, California 94104, on Wednesday, February 28, 2001 at 10:30 a.m., Pacific Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. FOR THE REASONS SET FORTH IN THE ATTACHED PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH MATTER TO BE CONSIDERED.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in Zengine are sincerely appreciated.

                                          Sincerely,

                                          /s/ Joseph M. Savarino
                                          -------------------------------------
                                          Joseph M. Savarino
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                  ZENGINE, INC.
                               6100 STEWART AVENUE
                            FREMONT, CALIFORNIA 94538
                                 (510) 651-6400

                                 -------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON WEDNESDAY, FEBRUARY 28, 2001

                                 --------------


         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders ("Annual Meeting") of Zengine, Inc. (the "Company") will be held at the Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, California 94104, on Wednesday, February 28, 2001 at 10:30 a.m., Pacific Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

         (1) To elect two (2) directors for a three-year term or until their successors are elected and qualified;

         (2) To ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending September 30, 2001; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Except with respect to the procedural matters incident to the conduct of the Annual Meeting, management is not aware of any other such business.

         The Board of Directors has fixed January 22, 2001 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Louis T. Lipinski
                                            ---------------------------------
                                            Louis T. Lipinski
                                            Secretary


Fremont, California
January 26, 2001

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                                  ZENGINE, INC.
                               6100 STEWART AVENUE
                            FREMONT, CALIFORNIA 94538

                                 -------------

                                 PROXY STATEMENT

                                 -------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                FEBRUARY 28, 2001

         This Proxy Statement is furnished to holders of common stock, no par value per share ("Common Stock"), of Zengine, Inc., a Delaware corporation (the "Company" or "Zengine"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Mandarin Oriental Hotel located at 222 Sansome Street, San Francisco, California 94104, on Wednesday, February 28, 2001 at 10:30 a.m., Pacific Time, and at any adjournments or postponements thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about January 26, 2001.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted FOR the nominees for director described herein, FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending 2001 and upon the transaction of such other business as may properly come before the meeting in accordance with the best judgment of the proxy holder. Any holder of Common Stock who returns a signed proxy but fails to provide instructions as to the manner in which such shares are to be voted will be deemed to have voted in favor of the matters set forth in the preceding sentence. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice of revocation (Secretary, Zengine, Inc., 6100 Stewart Avenue, Fremont, California 94538); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting.

         The Company may solicit proxies by mail, advertisement, telephone, facsimile, other electronic means and personal solicitation. Directors and executive officers of the Company may solicit proxies personally or by telephone without additional compensation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy solicitation materials to the beneficial owners of the Company's Common Stock.

                                     VOTING
VOTING SECURITIES

         Only stockholders of record at the close of business on January 22, 2001 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 17,299,295 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Instructions for voting are set forth on the enclosed proxy card.

VOTES REQUIRED FOR APPROVAL

         Directors are elected by a plurality of the votes cast with a quorum present. The two persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company. The affirmative vote of the holders of a majority of the total votes represented at the Annual Meeting, in person or by proxy, is required to ratify the appointment of the independent accountants.

EFFECT OF AN ABSTENTION AND BROKER NON-VOTES

         A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or any other proposal. Under the rules of the New York Stock Exchange, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion.

PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth information as of January 22, 2001 with respect to (i) any person or entity known by the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock and (ii) ownership of the Common Stock by all directors and executive officers of the Company as a group.


                                                     Amount and Nature of
Name and Address of Beneficial Owner                Beneficial Ownership(1)                  Percent of Class
------------------------------------------     ---------------------------------      -------------------------------
MCSi, Inc.                                               8,547,427(2)                             49.41%
4750 Hempstead Station Drive
Dayton, Ohio  45429



                                        (FOOTNOTES APPEAR ON THE FOLLOWING PAGE)


                                                     Amount and Nature of
Name and Address of Beneficial Owner                Beneficial Ownership(1)                  Percent of Class
------------------------------------------     ---------------------------------      -------------------------------
Wilblairco Associates                                     902,478(3)                              5.22%
222 West Adams Street
Chicago, Illinois  60600

At Home Corporation                                       902,478(4)                              5.22%
450 Broadway
Redwood City, California  94063

All directors and executive officers as                 3,026,287(5)                             17.49%(6)
a group (10 persons)


--------------
(1) Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a person is considered to beneficially own shares of Common Stock if he or she has or shares: (1) voting power, which includes the power to vote, or direct the voting of the shares; or (2) investment power, which includes the power to dispose, or direct the disposition of the shares.

(2) The amount of shares beneficially owned by MCSi, Inc., the parent of the Company and a publicly traded solutions-based reseller and integrator of audio-visual products and reseller of computer technology products and services ("MCSi") excludes an aggregate of 843,846 shares of Common Stock held by seven executive officers and directors of MCSi. MCSi disclaims beneficial ownership of such shares.

(3)  Based on information received directly from Wilblairco Associates.

(4) To our knowledge, based on information made available to the Company and its transfer agent.

(5) Includes ownership of options to purchase Common Stock that may be exercised by all directors and/or executive officers as a group within 60 days of January 22, 2001 aggregating 48,503 shares.

(6) The percentage of outstanding shares of Common Stock is based on the 17,299,295 shares of Common Stock issued and outstanding on January 22, 2001, plus options to purchase 48,503 shares of Common Stock that are exercisable by directors and/or executive officers as a group within 60 days of January 22, 2001.

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
              DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

GENERAL

         The Restated and Amended Certificate of Incorporation ("Restated and Amended Certificate") of the Company provides that the Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the members of each class shall be elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors to be elected each year. The number of directors currently authorized is six.

         At the Annual Meeting, stockholders will be asked to elect two directors for a three-year term and until their successors are elected and qualified. The two nominees for election as directors to a three-year term are Ms. Stacey Snider and Mr. Donald P. Hutchison. All nominees were selected by the Board of Directors and currently serve as directors of the Company. Michael E. Peppel is also the Chairman of the Board, President and Chief Executive Officer of MCSi, Inc., the parent corporation to the Company ("MCSi"). By reason of the beneficial ownership of the Company's common stock by MCSi and Mr. Peppel individually and Mr. Peppel's position with MCSi, MCSi and Mr. Peppel could be deemed to be "controlling persons" of the Company. Mr. Liberati is the former Chairman of the Board of MCSi. At Home Corporation was an early investor in the Company prior to its initial public offering and, with Dow Jones & Co., operates the business portal, Work.com. Mr. Hutchison is the Chairman of the Board and Chief Executive Officer of Work.com. For other information relating to affiliated relationships, see "Certain Transactions," below. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting, and no director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

         Proxies will be voted as directed. Unless otherwise directed, each proxy executed and returned by a stockholder will be voted FOR the election of the nominees for director listed below. If the person or persons named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for one or more replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR AND CONTINUING DIRECTORS

         The following tables set forth information relating to the nominees of the Company for election as directors and directors whose terms continue.

                  NOMINEES FOR THREE-YEAR TERM EXPIRING IN 2004




                                                                                                        Common Stock Owned
                                                                                                    Directly or Indirectly as of
                                     Positions with the Company                                        January 22, 2001 (1)(2)
                                      and Principal Occupation                   Director           ----------------------------
       Name              Age           During Past Five Years                     Since               No.            Percentage
-------------------     ------     -------------------------------             -----------          ------           -----------
Stacey Snider            39        Director; Chairman, Universal Studios,          2000             10,000               *
                                   Inc. since November 1999; President,
                                   Production, Universal Studios, Inc. from
                                   November 1998 to November 1999;
                                   Co-President, Production, Universal
                                   Studios, Inc. December 1996 to November
                                   1998; President, Production, TriStar
                                   Pictures from January 1992 to December
                                   1996.

Donald P. Hutchison      43        Director; Chairman and Chief Executive          2000              - 0 -               --
                                   Officer of Work.com since February 2000;
                                   Senior Vice President and General Manager
                                   of @Work division of Excite@Home, Inc.
                                   (a subsidiary of At Home Corporation) from
                                   February 1997 to February 2000; Senior Vice
                                   President of Netcom from May 1994 to
                                   February 1997.



--------------------
* Denotes less than one percent.

(1) Pursuant to rules promulgated by the SEC under the Exchange Act, a person is considered to beneficially own shares of Common Stock if he or she has or shares: (1) voting power, which includes the power to vote, or direct the voting of the shares; or (2) investment power, which includes the power to dispose, or direct the disposition of, the shares.

(2) Based on information furnished by the respective directors. The percentage of outstanding shares of Common Stock is based on the 17,299,295 shares of Common Stock issued and outstanding on January 22, 2001.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE
                              ELECTED AS DIRECTORS.

                      DIRECTORS WITH TERMS EXPIRING IN 2002


                                                                                                        Common Stock Owned
                                                                                                    Directly or Indirectly as of
                                     Positions with the Company                                        January 22, 2001 (1)(2)
                                      and Principal Occupation                   Director           ----------------------------
       Name              Age           During Past Five Years                     Since               No.            Percentage
-------------------     ------     -------------------------------             -----------          ------           -----------
Anthony W. Liberati       68       Director; Chairman, MCSi, from May 1996         1999            20,883(3)             *
                                   until his retirement in February 2000;
                                   1992 to August 1995, the Chief Operating
                                   Officer of the DeBartolo Corporation, and
                                   Chief Financial Officer thereof from 1982
                                   to 1991. Serves as a director of Hawthorne
                                   Financial Corporation, a publicly traded
                                   savings institution holding company.

Richard V. Hopple        53        Director; Chairman and Chief Executive          2000              - 0 -               --
                                   Officer of Unicast Communications, Inc.
                                   since April 1996;  President of D'Arcy
                                   Masius Benton & Bowles North America from
                                   September 1995 until April 1996 and Vice
                                   Chairman thereof from 1992 until September
                                   1995. Prior thereto, President of Wells
                                   Rich Greene.


--------------------
* Denotes less than one percent.

(1) Pursuant to rules promulgated by the SEC under the Exchange Act, a person is considered to beneficially own shares of Common Stock if he or she has or shares: (1) voting power, which includes the power to vote, or direct the voting of the shares; or (2) investment power, which includes the power to dispose, or direct the disposition of, the shares.

(2) Based on information furnished by the respective directors. The percentage of outstanding shares of Common Stock is based on the 17,299,295 shares of Common Stock issued and outstanding on January 22, 2001.

(3) Includes 4,000 shares of Common Stock owned by the Liberati Family Limited Partnership.

                      DIRECTORS WITH TERMS EXPIRING IN 2003


                                                                                                        Common Stock Owned
                                                                                                    Directly or Indirectly as of
                                     Positions with the Company                                        January 22, 2001 (1)(2)
                                      and Principal Occupation                   Director           ----------------------------
       Name              Age           During Past Five Years                     Since               No.            Percentage
-------------------     ------     -------------------------------             -----------          ------           -----------
Michael E. Peppel        33        Director and Chairman of the Board; Chairman     1999           734,060(3)            4.24%
                                   of MCSi, since February 2000; President
                                   and Chief Executive Officer of MCSi since
                                   January 1998; Chief Financial Officer of
                                   MCSi from May 1996 until December 1997;
                                   Director and Chief Financial Officer of
                                   Diversified Data Products, Inc. from 1990
                                   until May 1996; prior thereto, money desk
                                   manager of the DeBartolo Corporation.

Joseph M. Savarino       30        Director; President of the Company since         1999           736,860               4.26%
                                   March 1999 and its Chief Executive Officer
                                   since January 2000; Director, Western U.S.
                                   Sales at Unicast Communications, Inc. from
                                   November 1998 to February 1999; Western
                                   Region Sales Manager for INTERVU, Inc.,
                                   from October 1997 to November 1998; employed
                                   by Sumikin Bussan as of September 1995
                                   and as its Business Development Manager
                                   from December 1995 to October 1997; prior
                                   to September 1995, Senior Analyst for the
                                   Martec Group.

--------------------
(1) Pursuant to rules promulgated by the SEC under the Exchange Act, a person is considered to beneficially own shares of Common Stock if he or she has or shares: (1) voting power, which includes the power to vote, or direct the voting of the shares; or (2) investment power, which includes the power to dispose, or direct the disposition of, the shares.

(2) Based on information furnished by the respective directors. The percentage of outstanding shares of Common Stock is based on the 17,299,295 shares of Common Stock issued and outstanding on January 22, 2001.

(3) Includes 8,400 shares held in a custodial account for Mr. Peppel's minor children.

CERTAIN EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         The following table sets forth information concerning the current executive officers of the Company who are not directors and who are listed in the Summary Compensation Table under "Executive Compensation" below.



                                                                                          Common Stock Owned
                                                                                      Directly or Indirectly as of
                                     Positions with the Company                          January 22, 2001 (1)(2)
                                      and Principal Occupation                        ----------------------------
       Name              Age           During Past Five Years                           No.            Percentage
-------------------     ------     -------------------------------                    ------           -----------
   Louis T. Lipinski      33       Vice President, Chief Financial Officer,            16,921               *
                                   Treasurer and Secretary since January 2000;
                                   Mergers and Acquisitions Analyst for MCSi
                                   from February 1998 until December 1999;
                                   Preparing for CPA examination from
                                   May 1997 to February 1998; Graduate
                                   Student at the School of Business-University
                                   of Chicago from September 1995 through
                                   graduation May 1997; Financial Consultant
                                   with Comerica Bank from June 1994 to
                                   August 1995.

   Lalit P. Dhadphale     28       Vice President of Product Development since        736,860             4.26%
                                   March 1999 and Chief Operations Officer since
                                   January 2000; Director of the Company from
                                   May 1999 to January 2000; Producer of Excite
                                   Japan from July 1997 until March 1999; Member
                                   of CNET's international business development
                                   team from December 1996 to July 1997; New
                                   Media Development Manager for P.O.V.
                                   Associates from July 1995 to November 1996;
                                   from January 1995 to June 1995, Account
                                   Executive, American Chamber of Commerce in
                                   Tokyo, Japan.


--------------------
*     Denotes less than one percent.

(1) Pursuant to rules promulgated by the SEC under the Exchange Act, a person is considered to beneficially own shares of Common Stock if he or she has or shares: (1) voting power, which includes the power to vote, or direct the voting of the shares; or (2) investment power, which includes the power to dispose, or direct the disposition of, the shares.

(2) Based on information furnished by the respective officers. The percentage of outstanding shares of Common Stock is based on the 17,299,295 shares of Common Stock issued and outstanding on January 22, 2001, plus options to purchase shares of Common Stock that are exercisable within 60 days of January 22, 2001.


                                                                                          Common Stock Owned
                                                                                      Directly or Indirectly as of
                                     Positions with the Company                          January 22, 2001 (1)(2)
                                      and Principal Occupation                        ----------------------------
       Name              Age           During Past Five Years                           No.            Percentage
-------------------     ------     -------------------------------                    ------           -----------
 Christopher R. Feaver    23       Chief Technology Officer since March 1999 and      736,860             4.26%
                                   Vice President since January 2000; Director
                                   of the Company from May 1999 to January 2000;
                                   from July 1997 to February 1999, Lead
                                   Software Engineer, Excite@Home, Inc.; in
                                   1998, co-founder, officer and principal
                                   stockholder, Silicon Valley Web Hosting,
                                   Inc.; from July 1996 to July 1997, student
                                   at University of California, Santa Cruz; and
                                   from January 1995 to July 1996, Software
                                   Engineer, Internet Media Services.

  Christopher R. Lunt     28       Vice President of Engineering since November        33,843             *
                                   1999; Engineer Manager and Team Leader at
                                   Excite@Home, Inc. from August 1997 to
                                   October 1999; Senior Software Engineer at
                                   Oracle Corporation from August 1993 to
                                   August 1997.


--------------------
*     Denotes less than one percent.

(1) Pursuant to rules promulgated by the SEC under the Exchange Act, a person is considered to beneficially own shares of Common Stock if he or she has or shares: (1) voting power, which includes the power to vote, or direct the voting of the shares; or (2) investment power, which includes the power to dispose, or direct the disposition of, the shares.

(2) Based on information furnished by the respective officers. The percentage of outstanding shares of Common Stock is based on the 17,299,295 shares of Common Stock issued and outstanding on January 22, 2001, plus options to purchase shares of Common Stock that are exercisable within 60 days of January 22, 2001.

STOCKHOLDER NOMINATIONS

         Article 8.C. of the Company's Amended and Restated Certificate governs nominations for election to the Board of Directors and requires all such nominations, other than those made by or at the direction of the Board, to be made only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely for this Annual Meeting, a stockholder's notice must have been delivered to, or mailed and received at, the principal office of the Company not less than the close of business on the tenth day following the date on which notice of this Annual Meeting is first given to the Company's stockholders. Each written notice of a stockholder nomination is required to set forth certain information specified in the Amended and Restated Certificate. If a stockholder's proposal is submitted during this time, the proposal is eligible for consideration at this Annual Meeting, but the holders of proxies solicited hereby may use their discretionary authority to vote against the proposal. For future annual meetings, a stockholder's notice must be delivered to, or mailed and received by the Secretary of the Company not later than 60 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES OF THE COMPANY

         The Board of Directors of the Company currently meets quarterly. During the fiscal year ended September 30, 2000, the Board of Directors met four times. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he or she served that were held during his or her tenure as a director of the Company for the fiscal year 2000. The entire Board of Directors of the Company acts as the Nominating Committee. The Board of Directors of the Company has established the following other committees:

         EXECUTIVE COMMITTEE. The Executive Committee of the Company has the authority to act as the Board of Directors when the Board is not in session, subject to certain exceptions contained in the Delaware General Corporation Law. The Executive Committee is comprised of Messrs. Peppel, Savarino and Liberati. The Executive Committee did not meet during fiscal 2000.

         AUDIT COMMITTEE. The Audit Committee of the Company recommends independent accountants to the Board annually and reviews the Company's financial statements and the scope and results of the audit performed by the Company's independent accountants and the Company's system of internal control with management and such independent accountants. The Audit Committee, which is comprised of Messrs. Liberati (Chairman) and Hopple and Ms. Snider did not meet formally during fiscal 2000; however, it did perform the functions with which it was tasked and has acted by means of written consent in lieu of meetings. The members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. ("NASD") listing standards. On September 19, 2000, the Board of Directors adopted the Audit Committee Charter in the form attached hereto as Appendix A.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee has reviewed and discussed the audited financial statements with management. On January 24, 2001, an Audit Committee meeting was being convened to discuss, with the independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees." At such meeting it was anticipated that the Audit Committee would receive the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and would discuss with the independent accountant, the independent accountant's independence. Based on the review and discussions to be held during the course of such meeting, it is further anticipated that the Audit Committee would ratify the actions of the Board of Directors in including the audited financial statements in the Company's Annual Report on Form 10-K for the year ended September 30, 2000 for filing with the SEC.

                                                  Anthony W. Liberati, Chairman
                                                  Stacey Snider
                                                  Richard V. Hopple

         (The information set forth in the section "Audit Committee," above, shall not be deemed "soliciting material" or "filed" with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent such information is specifically incorporated by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.)

         COMPENSATION COMMITTEE. The Compensation Committee of Zengine's Board of Directors reviews the compensation and benefits for the Company's employees and recommends to the Board adjustments in such compensation. See "Management Compensation - Certain Transactions - Compensation Committee Interlocks and Insider Participation." During fiscal 2000, the members of the Compensation Committee were Messrs. Hutchison (Chairman), Liberati and Hopple. The Compensation Committee did not meet during fiscal 2000.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the SEC and the NASD. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all forms they file pursuant to Section 16(a) of the Exchange Act. The Company knows of no person, other than MCSi, who owns 10% or more of the Company's Common Stock.

         Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, fiscal 2000, the Company's officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Exchange Act.

                             MANAGEMENT COMPENSATION

EXECUTIVE COMPENSATION

         The following table sets forth a summary of certain information concerning the compensation paid by the Company for services rendered in all capacities during the fiscal years September 30, 2000 and 1999 to the Chief Executive Officer and to each of the other four most highly compensated executive officers of the Company (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                                                                            Long-Term Compensation
                                                   Annual Compensation                            Securities
                                       Fiscal      -------------------                            Underlying       All Other
Name and Principal Position             Year       Salary        Bonus      Stock Awards ($)      Options (#)     Compensation
----------------------------           ------      -------       -----      ----------------      -----------     ------------
Joseph M. Savarino                      2000       $90,000         --             --                   --              --
  PRESIDENT, CHIEF EXECUTIVE            1999        48,461         --         $60,000(1)               --              --
  OFFICER AND DIRECTOR
Lalit P. Dhadphale                      2000        90,000         --             --                   --              --
   VICE PRESIDENT OF PRODUCT            1999        45,000         --          60,000(1)               --              --
   DEVELOPMENT AND CHIEF OPERATING
   OFFICER
Louis T. Lipinski(2)                    2000        67,500         --             --                   --              --
   VICE PRESIDENT, CHIEF FINANCIAL      1999          --           --             --                 67,686            --
   OFFICER, TREASURER AND SECRETARY
Christopher R. Feaver                   2000        90,000         --             --                   --              --
   VICE PRESIDENT AND CHIEF             1999        48,461         --          60,000(1)               --              --
   TECHNOLOGY OFFICER
Christopher R. Lunt(3)                  2000        91,667         --             --                   --              --
   VICE PRESIDENT OF ENGINEERING        1999          --           --             --                135,372            --


--------------------
(1) Represents the grant of 676,860 shares of stock, which had a fair market value of $60,000 on March 1999, the date of grant, and $9,560,648 at September 30, 2000.

(2) Mr. Lipinski did not become an employee of the Company until January 1, 2000 at an annual salary of $90,000.

(3) Mr. Lunt joined Zengine on November 1, 1999 at an annual salary of $100,000.

NON-EMPLOYEE DIRECTOR COMPENSATION

         Each non-employee director receives a fee of $1,000 for each meeting of the Board of Directors or a Board Committee which he or she attends, plus his or her expenses related to such attendance. Non-employee directors received an initial grant of stock options to purchase 81,223 shares of Common Stock under the Amended and Restated 1999 Stock Option Plan (the "1999 Stock Option Plan") upon the closing of the Company's initial public offering in September 2000 ("IPO") with an exercise price per share equal to $13.00 per share which vest over four years, with 25% vesting one year from the date of grant and 6.25% vesting each calendar quarter thereafter. Non-employee directors are also eligible to receive future discretionary grants under the 1999 Stock Option Plan. Directors who are also employees of Zengine receive no payment for serving as directors or committee members.

EMPLOYMENT CONTRACTS

         The Company has entered into multi-year employment agreements with Joseph Savarino, Zengine's President and Chief Executive Officer, Christopher Feaver, Zengine's Chief Technology Officer, and Lalit Dhadphale, Zengine's Vice President of Product Development and Chief Operating Officer. Each employment agreement is substantially the same and provides for the following:

o a three year term which ends in March 2002, with automatic one-year renewals;
o $90,000 annual base salary;
o a stock award of 676,860 shares of the Company's Stock, which are fully vested;
o participation in any benefit or plans offered by the Company;
o severance pay under certain which is capped at $14,795;
o an agreement to keep proprietary information concerning the Company confidential during the term of the employment agreement and for a period of seven years following termination of the employment agreement; and an agreement to not compete with the Company in an area within a 75 mile radius of any existing office of the Company or MCSi during the term of the employment agreement and for twelve months following March 1, 2002; and
o indemnification by the Company of the executive for actions in which the executive is made a party or is otherwise involved by reason of being or having been a director, officer, employee or agent of the Company, MCSi or any affiliates of either.

BENEFITS

         1999 STOCK OPTION PLAN. The 1999 Stock Option Plan provides for the grant of stock options to all employees and directors of the Company and its subsidiaries as well as those employees and directors of MCSi who are eligible to participate. The purpose of the 1999 Stock Option Plan is to further the Company's growth, development and financial success by providing incentives to employees and non-employee directors and certain employees of the Company's parent corporation, MCSi, by assisting them to become owners of the Company's Common Stock. An aggregate of 3,384,300 shares of Common Stock are reserved for issuance to employees and directors under the 1999 Stock Option Plan.

         The 1999 Stock Option Plan is administered by the Compensation Committee of the Board of Directors (the "1999 Stock Option Committee"). The 1999 Stock Option Committee consists of two or more directors, appointed by the Board of Directors, who are "non-employee directors," as defined in Rule 16b-3 under the Exchange Act and "outside directors," as defined in Section 162(m) of the Internal Revenue Code. The 1999 Stock Option Committee has complete authority and discretion to determine from among eligible persons those to whom options will be granted and the number and terms of such options. The current members of the 1999 Stock Option Committee are Messrs. Hutchison, Liberati and Hopple.

         The 1999 Stock Option Plan provides for the granting of both incentive stock options and non-qualified stock options under the Internal Revenue Code. Non-employee directors are eligible to receive only non-incentive stock options. The exercise price of incentive stock options granted under the 1999 Stock Option Plan may not be less than 100% of the fair market value on the date of the grant, except that incentive stock options granted to individuals owning more than ten percent of the total combined voting power of the Company may not have an exercise price less than 110% of the fair market value on the date of grant. The exercise price of non-qualified stock options is established by the 1999 Stock Option Committee. Unless otherwise provided for by the 1999 Stock Option Committee or the Board of Directors, and set forth in the individual stock option agreements, stock options under the 1999 Stock Option Plan vest over four years, with 25% vesting one year from the date of grant and 6.25% vesting each calendar quarter thereafter. Unless otherwise provided for by the 1999 Stock Option Committee or the Board of Directors, stock options issued under the 1999 Stock Option Plan immediately vest and become exercisable upon the option holder's death, disability or upon a change of control of the Company, as defined in the 1999 Stock Option Plan. To date, all of the options granted under the 1999 Stock Option Plan vest annually over four years.

         Unless terminated earlier, the 1999 Stock Option Plan will terminate ten years from the date of its adoption, and no stock options will be granted after the 1999 Stock Option Plan terminates. The Board of Directors has the authority to amend, modify, suspend or terminate the 1999 Stock Option Plan at any time, subject to any requirement of stockholder approval under the Internal Revenue Code or other applicable law or rule of the Nasdaq Stock Market, and, if applicable, approval by an optionee whose options would be adversely affected by the change.

         At September 30, 2000, there were currently an aggregate of 1,611,454 options outstanding under the 1999 Stock Option Plan at a weighted average exercise price of $3.61 per share.

         GRANT OF ZENGINE STOCK OPTIONS IN FISCAL 2000. No stock options to purchase shares of the Company's Common Stock were granted to the Named Executive Officers during fiscal 2000.

         AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES. None of the Named Executive Officers have exercised options to purchase shares of the Company's Common Stock except for Mr. Lipinski, who purchased on December 12, 2001, 2,261 shares of the Company Common Stock through the exercise of an equal number of stock options. The following table describes the value of exercisable and unexercisable options held by the Named Executive Officers as of September 30, 2000.

         The "Value of Unexercised In-the-Money Options at September 30, 2000" is based on a value of $14.125 per share, the deemed fair market value of the Company's Common Stock on September 29, 2000 (the last trading day of the month), less the per share exercise price, multiplied by the number of shares issuable upon exercise of the option. All options were granted under the 1999 Stock Option Plan.



                                        NUMBER OF SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                            UNEXERCISED OPTIONS AT             IN-THE-MONEY OPTIONS AT
                                             SEPTEMBER 30, 2000(1)               SEPTEMBER 30, 2000
                                        -------------------------------      -----------------------------
NAME                                    EXERCISABLE       UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
----                                    -----------       -------------      -----------     -------------
Joseph M. Savarino .......                  --                 --                 --                --
Lalit P. Dhadphale .......                  --                 --                 --                --
Louis T. Lipinski ........                 16,921             50,765         $237,655        $  712,994
Christopher R. Feaver ....                  --                 --                 --                --
Christopher R. Lunt ......                 33,843            101,529         $475,325        $1,425,975


----------------------
(1) The options vest over a four year period, with 25% thereof vesting one year from the date of grant and 6.25% vesting each calendar quarter thereafter.

         EMPLOYEE STOCK PURCHASE PLAN. The 2000 Employee Stock Purchase Plan (the "Stock Purchase Plan") became effective upon the completion of Zengine's IPO and commenced operation in January 2001. The Stock Purchase Plan provides employees with the opportunity to purchase shares of the Company's Common Stock on a regular basis. The purpose of the Stock Purchase Plan is to contribute to the Company's growth and profitability by allowing the Company's employees to purchase Common Stock which will provide them with an incentive to work towards the Company's success. The Stock Purchase Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code. Pursuant to the Stock Purchase Plan, shares of Common Stock are offered to employees of the Company in up to two phases known as "offering periods" during which payroll deductions will be accumulated during the calendar year. Generally, there will be two six month offering periods each year. An employee may elect to make contributions to the Stock Purchase Plan by payroll deductions in an aggregate amount up to 15% of such employee's total compensation. Employees may not make any separate cash payment to purchase shares pursuant to the Stock Purchase Plan. Shares are purchased on the last day of the offering period. The Common Stock purchasable under the Stock Purchase Plan may be shares of authorized but unissued shares, treasury shares or shares purchased by the Company on the open market or from private sources for use under the Stock Purchase Plan. The maximum number of shares which may be issued over the term of the Stock Purchase Plan is 100,000, which is subject to anti-dilution provisions.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Company's Board of Directors reviews the compensation and benefits for the Company's employees and recommends to the Board adjustments in such compensation. None of the executive officers of the Company currently serves on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions. No transactions affecting the members of the Compensation Committee, or their affiliates, occurred during 2000, except for the grant of stock options under the 1999 Stock Option Plan to all directors equally.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The report of the Compensation Committee with respect to compensation for the executive officers of the Company for the fiscal year ended September 30, 2000 is set forth below.

         The Report of the Compensation Committee on Executive Compensation and the Stock Performance Graph immediately following this section shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         The Compensation Committee of the Company's Board of Directors, at the direction of the Board of Directors, prepared the following report. The members of the Compensation Committee are non-employee directors and, in 2000, the Compensation Committee was composed of Messrs. Hutchison, Liberati and Hopple. The Compensation Committee mission is to review compensation and benefits for the Company's executive officers and recommends to the Board adjustments in such compensation. The Committee did not formally meet during 2000.

         Except as set forth contractually, generally, the executive officers are paid salaries in accordance with what the Compensation Committee believes to be the ability of such officer to influence the attainment of financial goals by the Company. This structure intentionally emphasizes sales and cost containment and directly relates the officer's compensation to the Company's performance.

         The members of the Compensation Committee also administer the granting of stock options pursuant to the 1999 Stock Option Plan. The Compensation Committee exercises discretion with respect to the timing and amount of awards to be granted under the 1999 Stock Option Plan. In 2000, no options were awarded to executive officers and 289,188 shares were awarded to other employees. Future option grants will be based upon, among other things, one or more of the following factors: the Company's attainment of corporate performance goals, the responsibility and performance of the particular executive and his or her contribution to the attainment of corporate performance goals, the tenure of the particular executive officer, the officer's level of competency, skill and experience, the salary and bonus component of the officer's total compensation package, compensation paid to officers in companies of similar size in the same industry, and other pertinent factors. Stock option grants are aimed at aligning the executive's long-range interest with those of the stockholders of the Company by providing an opportunity for such key employees to possess a meaningful stake in the Company through stock ownership.

                                                         Respectfully submitted:

                                                         Donald P. Hutchison
                                                         Anthony W. Liberati
                                                         Richard V. Hopple

PERFORMANCE GRAPH

         The following graph compares the total returns for the Common Stock of the Company, the Russell 2000 Index and the S&P Computers (Software & Services) Index since the Company's IPO in September 2000. The return is computed assuming that no dividends were paid during the period. Management of the Company cautions that the stock price performance shown in the graph below should not be considered indicative of potential future stock price performance. The Common Stock commenced trading on the Nasdaq National Market System on September 21, 2000.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
                   AMONG ZENGINE, INC., THE RUSSELL 2000 INDEX
               AND THE S & P COMPUTERS (SOFTWARE & SERVICES) INDEX




                                                         Cumulative Total Return
                                                       ---------------------------
                                                         9/21/2000     9/30/2000
ZENGINE, INC.                                               100.00        108.65
RUSSELL 2000                                                100.00         97.06
S & P COMPUTERS (SOFTWARE & SERVICES)                       100.00         89.62






* $100 INVESTED ON 9/21/00 IN STOCK OR ON 8/31/00
  IN INDEX - INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING SEPTEMBER 30.

                              CERTAIN TRANSACTIONS

RELATIONSHIP WITH MCSi

         The Company's operations began in January 1999 as a division of MCSi, known as BuySupply.com, which was a branded computer supplies and accessories e-commerce Web site selling MCSi's inventory. Shortly thereafter, Messrs. Savarino, Dhadphale and Feaver agreed to combine their prior Internet experience with funding from MCSi to create an e-commerce services company based on Zengine's current business model. The Company was subsequently incorporated on March 2, 1999. As a subsidiary, the Company has received various services provided by MCSi, including administration (i.e., payroll, human resources, cash management, benefit administration, etc.), warehousing and distribution, and property and equipment. In addition, the Company has received the services of certain MCSi employees, including, in particular, Michael E. Peppel, MCSi's Chairman, President and Chief Executive Officer and Ira H. Stanley, its Vice President and Chief Financial Officer. In consideration for these services, MCSi historically allocated a portion of its overhead costs related to such services to the Company. There is no assurance that the prices charged to the Company, or the overall terms and conditions under these agreements are not higher or lower than the prices that may be charged by unaffiliated third parties for similar services. Accordingly, the transactions might have been on less favorable terms than would have been obtained from an unaffiliated third party. In October 1999, the Company entered into certain agreements with MCSi related to administrative services, distribution services, e-commerce services and a premises and equipment lease. A summary description of each of these agreements is set forth below. The full text of these agreements are contained as exhibits to the IPO Registration Statement on Form S-1, which was filed with the SEC. All of these agreements with MCSi were made in the context of a parent-subsidiary relationship. Although the Company generally believes that the terms of these agreements are consistent with fair market values, no appraisals or valuations were performed and, therefore, there is no assurance that the prices charged to the Company, or by the Company, under these agreements are not higher or lower than the prices that may be charged by, or to, unaffiliated third parties for similar services.

         With the completion of the IPO in September 2000, MCSi owns 49.41% of the outstanding shares of Zengine Common Stock. MCSi has advised the Company that it intends to evaluate, from time to time, alternatives to maximize, for the benefit of its stockholders, the value of its Zengine shareholdings. These alternatives could include retention of all or a portion of its shareholdings, the sale in one or more transactions of all or a portion of its shareholdings, the distribution of its shareholdings to MCSi shareholders (which may be in the form of a tax free spin-off under Section 355 of the Internal Revenue Code), the issuance of debt or equity securities that will enable MCSi to monetize all or a portion of its investment in Zengine or other transactions. There is no assurance as to which alternative MCSi may choose or whether or when any such transaction will occur, if at all.

ADMINISTRATIVE SERVICES AGREEMENT

         Since its formation, the Company has obtained many of its administrative services from MCSi. Effective October 1, 1999, the Company entered into a two-year agreement with MCSi where MCSi provides services relating to accounts payable, human resources and compensation, corporate development, employee benefit administration, treasury and cash management, risk and insurance management, executive compensation and benefit plan design, benefit administration, Web site population services and tax planning. In consideration for providing these services, the Company is paying MCSi $60,000 per month. The administrative services agreement is terminable by either party under a number of circumstances. This agreement is renewable by mutual agreement between the Company and MCSi.

DISTRIBUTION SERVICES AGREEMENT

         The Company offers product distribution, fulfillment and warehousing, customer service and other related services to its clients as part of its e-commerce service offerings. Effective October 1, 1999, the Company entered into a two year non-exclusive Distribution Services Agreement with MCSi by which MCSi provides these services to the Company's clients. Under the agreement, the Company will pay MCSi a service fee equal to three percent (3%) of the total gross revenues for any product order fulfilled, for third party customers, wholly or partly by MCSi (plus certain costs incurred by MCSi.) If a product is purchased from MCSi, Zengine will pay MCSi the actual retail list price of that product plus the actual cost of freight paid by MCSi. The Company subsequently amended the agreement to pay MCSi for warehouse space in an amount equal to a percentage of MCSi's gross expenses relating to the operation of the warehouse through the end of the term of the agreement.

E-COMMERCE SERVICES AGREEMENT

         Also effective October 1, 1999, the Company entered into an e-commerce services agreement with MCSi in which Zengine will provide certain design, enhancement and ongoing maintenance services relating to MCSi's B2B dedicated Web sites for a period of two years. MCSi will pay the Company ten percent (10%) of the revenue derived from product sales on the MCSi Web sites the Company services.

PROPERTY SUBLEASE AND EQUIPMENT LEASE AGREEMENT

         The Company entered into an agreement on October 1, 1999 to sublease its Fremont, California office and to lease certain equipment, including chairs, desks, cubicle offices and computers, from MCSi. The agreement provides for monthly payments of $2,083 for the equipment lease and $10,417 for the property sublease, and expires on May 1, 2001.

FINANCIAL ARRANGEMENTS WITH MCSi

         From the Company's inception through September 30, 1999 when it received an outside equity investment, MCSi funded Zengine's operations. These payments took the form of interest free capital contributions rather than loans. At September 30, 2000, MCSi had contributed $1.1 million to Zengine's capital without receipt of additional shares of Common Stock.

         The Company has made loans to MCSi in the past and may make loans to MCSi in the future. In October 1999, after the completion of the private placement offering to Wilblairco Associates ("Wilblairco") and At Home Corporation ("At Home") (discussed below), Zengine loaned the net proceeds of the private placement, approximately $3.9 million, to MCSi. The funds were loaned under a demand note which is payable on demand and accrues interest quarterly at the Merrill Lynch Ready Asset Trust rate (which was 6.05% at September 30, 2000). The interest on this note is paid according to the monthly "net settlement" arrangement between Zengine and MCSi, where the amounts MCSi owes to the Company are offset by the amounts the Company owes MCSi and the party owing the difference pays the other in cash or such amount is carried over to the next month's net settlement. In December 2000, the Company loaned $8.5 million to MCSi under a 90-day secured note to assist MCSi in purchasing the assets of the Intellisys Group, Inc. Interest on the note accrues monthly based on the "prime rate" as published by the WALL STREET JOURNAL. The principal amount of the note and all accrued but unpaid interest will be due and payable on March 29, 2001 in cash. As with the other agreements between Zengine and MCSi, these loan arrangements were made in the context of a parent-subsidiary relationship and may not have been made had such relationship not existed. Although no outside third party provided advice to the Board of Directors as to the fairness of the above transactions, the Company believes that such loans are generally consistent with terms which could have been obtained from unaffiliated third parties. There is no assurance, however, that these loan agreements could have been obtained from third parties on these or other terms or at all.

TRANSACTIONS WITH WILBLAIRCO ASSOCIATES, AT HOME CORPORATION, MCSi AND CERTAIN STOCKHOLDERS

         On October 1, 1999, the Company entered into an agreement to sell 902,478 shares of its Common Stock to each of Wilblairco Associates and At Home Corporation for $2.0 million each (the "investment transactions"). Wilblairco, an Illinois general partnership, is an affiliate of William Blair & Company, which was the lead underwriter of the Company's IPO. In conjunction with the sale of equity to Wilblairco and At Home, the Company entered into a Registration Rights Agreement and a Stockholders Agreement and MCSi entered into Put Agreements with Wilblairco and At Home. The Company subsequently entered into a warrant agreement with REX Stores Corporation ("REX Stores"), in conjunction with an agreement to provide e-commerce services to rexstores.com, Inc., a subsidiary of REX Stores, where Zengine agreed to provide REX Stores with the same registration rights as were given to Wilblairco and At Home. Both the Stockholders Agreement and the Put Agreements terminated upon the successful completion of the IPO. Zengine repurchased the REX Stores warrant in January 2001 for $640,000.

REGISTRATION RIGHTS AGREEMENT

         At any time after March 20, 2001, Wilblairco, At Home, MCSi, Joseph Savarino, Lalit Dhadphale and/or Christopher Feaver (the "registration rights holders") may request registration (a "demand registration") of at least $15.0 million of the Company's Common Stock held by them. The

Company is not obligated to effect more than one demand registration in any six month period and, subject to certain conditions, it will not be obligated to effect more than three demand registrations overall. The registration rights holders also have the right, subject to certain conditions, to include their shares of the Company's Common Stock in any registered offering of the Common Stock that is made (an "incidental registration"). The ability of the registration rights holders to request demand registration of their Zengine Common Stock is subject to the opinion of the managing underwriter of the proposed offering that the number of shares desired to be sold exceeds the number of shares which can be sold in the offering or is reasonably likely to materially and adversely affect the success, or offering price, of such offering. If the underwriter makes this determination, the shares will be included in the offering in the following priority: - first, shares of the registration rights holders pro rata on the basis of the number of shares requested to be included by each; - next, shares requested to be included by the Company; and - next, any other shares of the Company's Common Stock requested to be included by a third person. If the managing underwriter makes the same determination in connection with an incidental registration, the shares will be included in the offering in the following priority: - shares requested to be included by the Company; - next, shares of the registration rights holders pro rata on the basis of the shares requested to be included by each; and - next, shares of the holders of any other registration rights granted by the Company in writing, pro rata in accordance with the number of such securities each such holder has requested to be included in the registration. In addition to the registration priorities discussed above, the registration rights agreement prohibits the Company from granting registration rights to any other person, unless the agreement(s) providing for the rights specifically provides that the holders of the rights ("third party rights") may not participate in any demand or incidental registration unless the underwriters of the distribution confirm that the inclusion of the securities proposed to be included under the third party rights will not materially adversely affect the offering. The registration rights agreement sets forth various registration procedures. It also provides that the Company will pay all reasonable expenses related to all demand and incidental registrations other than underwriters' discounts and commissions. The registration rights agreement also contains indemnification and contribution provisions by the Company for the benefit of the registration rights holders, their affiliates and any underwriters, and limited indemnification provisions by the registration rights holders for the benefit of the Company and any underwriters. The rights in the registration rights agreement may not be assigned by a registration rights holder without prior consent of the Company, which will not be unreasonably withheld.

LIMITATION OF LIABILITY AND INDEMNIFICATION OF OFFICERS AND DIRECTORS

         The Amended and Restated Certificate and the Restated Bylaws (the "Bylaws") provide that the personal liability of the directors and officers of the Company shall be eliminated to the fullest extent authorized by Delaware law. In addition, the Amended and Restated Certificate and Bylaws further provide that the directors and officers shall be indemnified by the Company to the fullest extent authorized by Delaware law. The Company has obtained insurance which insures the directors and officers of the Company against specified losses and which insures the Company against specific obligations to indemnify the directors and officers.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors of the Company has appointed
PricewaterhouseCoopers LLP, independent accountants, to perform the audit of the Company's financial statements for the year ending September 30, 2001, and further directed that the selection of accountants be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by PricewaterhouseCoopers LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent accountants and clients. PricewaterhouseCoopers LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001.

                              STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which currently is scheduled to be held in February 2002, must be received at the principal offices of the Company, 6100 Stewart Avenue, Fremont, California 95438, Attention: Louis T. Lipinski, Secretary, no later than September 25, 2001.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article 9.B. of the Company's Amended and Restated Certificate, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before this first annual meeting, the stockholder must give timely notice thereof in writing to the Secretary on the tenth business day following the date on which notice of this first annual meeting was given to the Company's stockholders. If a stockholder's proposal is submitted during this time, the proposal is eligible for consideration at this Annual Meeting, but the holders of proxies solicited hereby may use their discretionary authority to vote against the proposal. For business to be properly brought before any annual meeting thereafter by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company, or not later than November 24, 2001 in connection with the 2002 Annual Meeting of Stockholders of the Company. Such stockholder's notice is required to set forth certain information specified in the Amended and Restated Certificate.

                                 ANNUAL REPORTS

         A copy of the Company's Annual Report to Stockholders for the year ended September 30, 2000 accompanies this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2000 REQUIRED TO BE FILED UNDER THE EXCHANGE ACT. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO LOUIS T. LIPINSKI, VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY, ZENGINE, INC., 6100 STEWART AVENUE, FREMONT, CALIFORNIA 95438. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                  OTHER MATTERS

         Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the discretion of the persons voting the proxies.


                                             By Order of the Board of Directors

                                             /s/ Louis T. Lipinski
                                             -----------------------------------
                                             Louis T. Lipinski
                                             Secretary


January 26, 2001

                                                                      APPENDIX A


                                  ZENGINE, INC.

                             AUDIT COMMITTEE CHARTER

                                  ORGANIZATION

The audit committee ("Committee") of Zengine, Inc. ("Company") shall be appointed by the board of directors and shall be comprised of at least three directors, each of whom are independent of management and the Company. Members of the Committee shall be considered independent if they are free from any relationship that would interfere with the exercise of their independent judgment. A director of the Company with any of the following relationships will not be considered independent: (i) employment by the Company or any of its affiliates for the current year or any of the past three years; (ii) acceptance of any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation; (iii) member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer; (iv) partnership in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed five percent of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or (v) employment as an executive of another entity where any of the Company's executives serve on that entity's compensation committee. All committee members shall be financially literate, and at least one member shall have accounting or related financial management experience.

                               STATEMENT OF POLICY

The Committee shall provide assistance to the board of directors in fulfilling its oversight responsibilities to the shareholders, potential shareholders, and investment community. These responsibilities relate to corporate accounting, reporting practices of the Company, the quality and integrity of the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, which includes the selection, evaluation, and where appropriate, the replacement of the external independent auditors, and the monitoring of compliance with laws and regulations. In so doing, it is the responsibility of the Committee to maintain free and open communication between the committee, independent auditors, internal auditors and management of the Company. It is the expectation of the Committee that management will fulfill its responsibility of bringing any significant matters to the attention of the Committee. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose, if needed.

                                RESPONSIBILITIES

The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the board of directors and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

                                    PROCESSES

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

     o The Committee shall review and reassess the adequacy of this Charter annually as conditions dictate. The Committee shall submit the Charter to the board of directors for approval and have the Charter included in the Company's annual proxy statement at least once every three years in accordance with SEC regulations.

     o The Committee shall have the authority to request any officer or employee of the Company or the Company's outside counsel or Auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Under special circumstances that may arise, the Committee may request authority from the Board of Directors to retain special legal counsel, auditors or other consultants to advise the Committee. The Committee may also require that the Company's legal counsel disclose at each Board meeting the existence of any legal matter that might have a significant impact on the Company's financial statements, and notify the members of the Audit Committee of any significant legal matter that might arise between Board meetings.

     o The Committee shall include in the Company's annual proxy statement a report to shareholders as required by the SEC. The report should state whether the Committee has: (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by SAS No. 61, including: (a) the methods used to account for significant transactions; (b) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (c) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (d) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements;
          (iii) received written disclosures from the auditors regarding their independence as required by Independence Standards Board Standard No. 1, and has discussed the auditors' independence with the auditors; and
          (iv) based on the foregoing, recommended to the board of directors that the audited financial statements be included in the Company's annual report for the last fiscal year for filing with the SEC.

     o The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors.

     o The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their audits.

     o The Committee shall review the interim financial statements with the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

     o The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments and accounting estimates, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters that are required to be communicated to the Committee by the independent auditors under generally accepted accounting standards.

                                    APPROVAL

The board of directors of the Company has adopted and approved this charter as of September 19, 2000.

                              SAFE HARBOR STATEMENT

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. That is the responsibility of Management and the Auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between Management and the Auditors or to assure compliance with applicable laws and regulations.

                                 REVOCABLE PROXY
                                  ZENGINE, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 28, 2001

         The undersigned, being a stockholder of Zengine, Inc. ("Company") as of January 22, 2001, hereby authorizes Anthony W. Liberati and Joseph M. Savarino or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Mandarin Oriental Hotel, located at 222 Sansome Street, San Francisco, California 94104, on Wednesday, February 28, 2001 at 10:30 a.m., Pacific Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1.       ELECTION OF DIRECTORS

         Nominees for a three-year term:    Stacey Snider, Donald P. Hutchison

         / / FOR          / / WITHHOLD AUTHORITY            / / FOR ALL EXCEPT


          NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW. UNLESS AUTHORITY TO VOTE FOR ALL OF THE FOREGOING NOMINEES IS WITHHELD, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE FOR EACH NOMINEE WHOSE NAME IS NOT WRITTEN BELOW.

                       ---------------------------------------------------------

2. PROPOSAL to ratify the appointment of the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending September 30, 2001.

          / / FOR                   / /  AGAINST                 / / ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 28, 2001 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

          SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF RETURNED, BUT NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

                                    / / I plan to attend the Annual Meeting.

                                        PLEASE BE SURE TO SIGN AND DATE THIS
                                        PROXY IN THE SPACE BELOW.

                                        Date:                        , 2001
                                             ------------------------

                                        --------------------------------------
                                                   (SIGNATURE)


         PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE FULL TITLE. WHEN SHARES ARE HELD JOINTLY, ONLY ONE HOLDER NEED SIGN.

         PLEASE ACT PROMPTLY. SIGN, DATE AND MAIL YOUR PROXY CARD TODAY.